UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2015

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200
Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On May 27, 2015, the stockholders of Barrett Business Services, Inc. (the "Company"), approved the adoption of the 2015 Stock Incentive Plan (the "2015 Plan"). The 2015 Plan replaces the Company's 2009 Stock Incentive Plan. Under the 2015 Plan, the Company may grant awards to the Company's employees, non-employee directors, and outside consultants or advisers. The 2015 Plan provides for grants of stock options, stock appreciation rights, restricted awards, performance shares, and other equity-based awards. The Company may grant stock-based awards for up to 1,000,000 shares of the Company's common stock under the 2015 Plan.

For more details regarding the 2015 Plan, please see the Company's Proxy Statement filed with the Securities and Exchange Commission under cover of Schedule 14A on April 22, 2015, under the caption "Item 2 – Approval of the 2015 Stock Incentive Plan." The above description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2015 Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The 2015 annual meeting of stockholders of the Company was held on May 27, 2015.

(b) The matters considered and voted on by the Company's stockholders at the annual meeting and the voting results were as follows:

Proposal 1. Six directors were elected, each for a one-year term, by the votes indicated.

Nominee	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
Thomas J. Carley	5,391,615	58,734	2,393	1,238,354
Michael L. Elich	5,394,050	56,299	2,393	1,238,354
James B. Hicks, Ph.D.	5,393,006	57,096	2,640	1,238,354
Roger L. Johnson	5,418,819	31,230	2,693	1,238,354
Jon L. Justesen	5,389,833	59,411	3,498	1,238,354
Anthony Meeker	5,370,660	78,684	3,398	1,238,354

All other matters were approved by the required vote as follows:

Proposal 2. Approval of the Company’s 2015 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
2,767,119	2,478,471	207,152	1,238,354

Proposal 3. Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Shares Voted For	Shares Voted Against	Abstentions
6,434,384	49,920	206,792

Proposal 4. Approval, by non-binding vote, of the compensation paid to the Company's named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
5,011,897	149,927	290,918	1,238,354

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	2015 Stock Incentive Plan dated May 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: June 2, 2015	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary